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                                                            EXHIBIT 23

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 25, 1997, included in this form 10-K, into the Company's previously filed Registration Statements, File Nos. 33-50520, 35-50522, 33-50524, 33-82130 and 33-99146.

                                    ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
April 11, 1997